UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8 K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
(“Exchange Act”)

Date of Report: July 28, 2014

AU MIN AFRICA PTY LTD
(Exact Name of Issuer as specified in its charter)

REPUBLIC OF SOUTH AFRICA (Country of Jurisdiction)	000 -14881 (Commission File No.)	1-981173718

PRINCIPAL OFFICE ADDRESS	CONTACT INFORMATION
CORP. HDQ: 4th Floor Hilda Chamber
Hilda Street, Hatfield
Pretoria, Gauteng
Republic of South Africa 0083
EXEC OFFICE: Brooklyn Bridge Office Park,
3rd Fl. Bldg. 2, 570 Fehrsen St, Pretoria,
Gauteng, South Africa 0083
Tel: (888) 785-1113 Fax: (888) 924-0718 R.S.A. Direct No. +2770 696 2095 Email: Executive@AuMinerals.biz ceolfredricm@auminerals.biz URL: www.AuMinerals.biz

FORMER NAME ADDRESS
GreenGold Ray Energies, Inc., Tennessee, U.S.A. Corporation
(Dissolved and Ceased to Exist by Merger on July 8, 2014)
1661 International Place Dr.
Suite # 400 PMB 9323, Colonnade Bldg.
Memphis, TN 38120, U.S.A.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. Below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a under the Exchange Act (17 CFR 240.14a)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A.	Rule as to Use of Form 8-K

           1.Form 8-K shall be used for current reports under Section 13 or 15(D) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports for  nonpublic information required to be disclosed by Regulations FD (17 CFR  243.100 and 243.101).

          2.Form 8-K may be used by registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12(b) or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials Pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than Rule 425( c ) requirement to include certain specified information in any prospectus filed pursuant to such rules. Such filing is also deemed to be filed pursuant to any rules for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12(b) or Rule 14d-2(b) if the communications is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note Tule 425, Rule 14a-2(b) and Instructions 2 to Rule 14d-2(b)(2).

SEC 873(01-12)
    Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AU MIN AFRICA PTY LTD
                                                                       (CURRENT SURVIVING REGISTRANT NAME)

GreenGold Ray Energies, Inc.
                                                                                          (Previous Registrant Name)

Date July 16, 2014	Signed By:

                                                       AU MIN AFRICA PTY LTD
Surviving Corporation Name

/s/Lebogang Fredric Makololo
Lebogang Fredric Makololo, CEO
 (Signature)

AND

        GreenGold Ray Energies, Inc.
Non-Surviving Corporation Name

s/ Gil H, Salutim
                                                                                   Engr. Gil. H. Salutim, Overall CEO/COO
                  (Signature)

•	Print name and title of the signing officer under his signature

I.BRIEF ISSUER’S INFORMATION
The Name of the Corporation	AU MIN AFRICA PTY LTD Republic of South African Corporation
Primary SIC CODE	1040 Gold, Silver and Metal Ores 1041 Gold, Silver & other Precious Gems, Metals & Minerals Explorations
Secondary SIC CODE	1000 Metals Mining
Filing number issued to the corporation by the Companies Regulations 2011, the CIPC - The Companies and Intellectual Property Commission Of the Republic of South Africa	File No. 720527477 Registration No. 2014/113831/07
The CUSIP Number issued to the corporation:	CUSIP No. S3141A 101
The ISIN Number issued to the corporation:	ISIN # ZAU000013799
The Telephone Contact Numbers	Toll Free: 1(888) 785.1113 Direct No. +27 011 27 612163231 Or +27 720559922 Fax No. 1 (888) 924-0718
Contact Emails:	executive@auminerals.biz or ceolfredricm@auminerals.biz
The Company’s Website: URL	http://www.AuMinerals.biz
Transfer Agent
GreenGold Ray Energies Transfer Dept.
Transfer Agent # 36709
Fins # 00349969
Address
Transfer Agent No. 36709
4546 B10 El Camino Real, Suite # 288
Los Altos, CA 94022 U.S.A.
Contact No.
Tel: (888)352.4988
Email: ir@greengoldray.com

   II. REORGANIZATION & RECAPITALIZATION CORPORATE ACTIONS

Plan of Merger Date - June 20, 2014:

•
        GreenGold Ray Energies, Inc. entered into a Memorandum of Plan of Merger Agreement to merge with AU MIN AFRICA PTY LTD, a wholly owned mining subsidiary of Au Minerals Africa Ltd., a South African Corporation on June 20, 2014;

•
        GreenGold Ray Energies, Inc. had ceased to exist in the State of Tennessee, U.S.A. and changed and/or handed control over to AU MIN AFRICA PTY LTD, a South African Corporation after its Merger on the effective date of July 8, 2014 set by the SOS of the State of Tennessee:

i.	Changed Country of Domicile into the Republic of South Africa
ii.	Changed name to AU MIN AFRICA PTY LTD
iii.	New CUSIP No. S3141A 101 & ISIN # ZAU000013799 assigned for the new name change
iv.	Kept the existing Stock Symbol: GRYE
v.	Ceased to Exist through Merger and therefore Dissolution of the Tennessee, U.S.A. Corporation of GreenGold Ray Energies, Inc. on July 8, 2014.
vi.	Cancellation from the CUSIP Bureau Data Web Base: CUSIP # 395257 108 / ISIN # 395257 108 7 and CUSIP # 395257 207 / ISIN # 395257 207 7 on July 15, 2014.
vii.
All the current Shareholders of Records and its current issued and outstanding shares of three billion, one hundred ninety-three million, five hundred thirty-six thousand, and four hundred twenty-two (3,193,536,422) common shares of GreenGold Ray Energies were the only records maintained over the past 3 years of inactivity due to the past mismanagements, and that they become the current and existing Shareholders of the new and surviving AU MIN AFRICA PTY LTD, a South African Corporation.

viii.
To the knowledge of the current non surviving officers and directors of the GreenGold Ray Energies U.S.A. Company there were no outstanding assets, liabilities or any litigation. Accordingly, this Company had reported zero equity and had never filed Annual Financial Report for the past 6 years since it merged with Waste Recovery, Inc. last April 15, 2008.

ix.	Resignations of all the current Officers and Directors of GreenGold Ray Energies and any from its predecessor – Resignations of the Board of Directors (the “Board”):

Amicable Resignations of the Board of Directors & Officers of the Non-Surviving GreenGold Ray Energies Inc., a TN USA Corporation
NAME	TITLE
Datu Arthur Coloso	Comptroller/ Chairman
Engr. Gil Salutim	Overall CEO/COO /Director
Judy T. Rola	CFO /Secretary/Treasurer/IR/ Director
Albert Mavunga	President /CEO/Director
Jason Rollins	CIO/ Vice Chairman/Director

Effective Date of Complete & Final Merger July 31, 2014:

•
      The effective date of the completion of the Reorganizations / Corporate Actions: Changed Name to AU MIN AFRICAPTY LTD and Changed Country of Jurisdiction as a South African Corporation effective on July 31, 2014.

•
       AU MIN AFRICA PTY LTD is eligible for dual listing: its Primary Listing is in the U.S.A. Stock Exchange.  The Company is currently working with an Accredited Sponsoring Broker to assist the Company in the processing of its registration in the higher stocks exchange to the U.S.A. Primary Listed Securities in the NASDAQ Market and its Secondary Listed Securities in the Main Board of the Johannesburg Stock Exchange (JSE) of South Africa.

      III. ISSUER’S BUSINESS AND OPERATIONS

AU MIN AFRICA PTY LTD is a duly registered company in terms of the Companies Act No. 71 of 2008 of the Republic of South Africa", a For Profit Corporation pursuant to the provisions of Section 13 of the Companies Act 2008 and Regulations 14 of the Companies Regulations 2011, the CIPC – The Companies and Intellectual Property Commission of the Republic of South Africa on May 28, 2014. Its predecessors were once a fully SEC Reporting NASDAQ company formerly known as GreenGold Ray Energies, Inc. [CUSIP # 395257 108 : Stock Symbol: GRYE] and Waste Recovery Inc. [ CUSIP No. 940902 109; Stock Symbol: WRII] respectively, which was incorporated and organized since August 4, 1982 in the United States under the Jurisdiction of the States of Tennessee and Texas respectively. GreenGold Ray Energies, Inc. changed its name to AU MIN AFRICA PTY LTD reflecting its current business enterprises: Primary Business of GOLD (mining exploration and production of gold, silver, gems such as amethyst, diamond, emeralds, and other precious metals and minerals).

•
AU MIN AFRICA PTY LTD , the wholly owned mining subsidiary of Au Minerals Africa Ltd (EIN 1-981173718) is an International South African Mining Company engaged in the mining of Precious Metals: such as Gold, Silver, Platinum, Copper; Precious Gems such as Diamond, Amethyst, Emeralds; and mining of all other Precious Metals and Minerals. The Company focuses on the mining exploration, development, processing, refining and production of gold, silver, platinum (unrefined, refined and bullion), plus the exploration and production of all other precious gems and metals, from small to medium to large scale mining operations with the re-development of existing and abandoned mining sites ergo converting these sites into profitable income-generating mining enterprise in most of the African Nations.

GOLD, GEMS, PRECIOUS METALS & OTHER MINERALS INDUSTRY

•
AU MIN AFRICA PTY LTD incorporated in its portfolio of business assets the most sought after commodities "GOLD" as well as the mining of other precious Gems, Metals and Minerals. Au Min Africa Pty Ltd expanded and entered into mining explorations, working alliances and joint venture with several African Nations in the explorations of diamonds, amethyst, emeralds, platinum, gold, silver, copper, titanium, tantalite and many other precious gems, metals and minerals.

•
AU MIN AFRICA PTY LTD currently holds eight (8) mining concessions in the African Continent. AU MIN AFRICA PTY LTD has concluded all the preliminary research, license negotiation and initial drilling works. AU MIN AFRICA PTY LTD starting its successful production during the second half of 2014 through the years thereafter.

•
The overall geological mineral reserves assets of AU MIN AFRICA PTY LTD is to exceed approx. 170,000t oz of Gold, 150 tons or 4,822,612t oz of Silver, 130,500,000tons or 287,700,300,000 lbs of Copper and 1Billion (1,000,000,000) or 2,204,6000,000,000 lbs of Nickel. At the current Gold price rate of approximately USD $1,321.00/troy ounce, the Silver price of $21.00 USD/troy ounce, the Copper price of USD $3.21/lb, and the Nickel price of USD $8.77/lb as of July 7, 2014. The estimated Total Gross Revenues for its geological mineral reserves are approximately to exceed more than $20.2 TrillionUSD ($20,200,923,807,852.00), over the lifetime of the investment.

•
The Current Situation: The first alluvial mine started its operations and yielded 63.2 kilograms of Gold(2,033t oz) with an estimated market value of $2,684,113.00 USD with smooth production. The production will increase by 57% totalling to 99 kilograms. In 2015, an approximately 105 kilograms are expected to be produced. The overall total amount of gold to be produced within the period of mining operations since inception will be approximately 240 kilograms equivalent to 7,716t oz having an approximate market value of Ten Million One Hundred Ninety-Two Thousand, Eight Hundred Thirty-Six ($10,192,836.00) USD. This is relatively small quantity due to the fact that the financial means have been a challenge and concentrated on exploration of other mine sites during the initial phase.

              [Note: 1 kilogram = 32.150 troy ounce @ $1,321.00 /t oz as of July 7, 2014]

•
AU MIN AFRICA PTY LTD strives to become the leading African Gold and Gems Producer which applies western standards of production and management. The Company envisaged the production level of 1.4 tons per annum to be successfully achieved within the next coming 12 to 24 months and the years, thereafter.

•
An Initial Public Offering (IPO) in the Main Board of the Johannesburg Stock Exchange (JSE) under dual listing as Secondary Listed Securities is being underwritten by an Accredited South African Sponsoring Broker for AU MIN AFRICA PTY LTD, offered for a period of six (6) months ending January 31, 2015.

HISTORY

•
History: In March of 2014, three (3) Pioneering South African and two (2) Filipino Nationals entered into a mining business partnership and working alliances, decided to leverage a unique opportunity to start a precious metals and gems mining company in Africa. Partners are mining professional with relevant knowledge, management skills and experiences. All five (5) investors financed out of their own funds, acquisition of mining concessions, drilling to test and prepare the ground, purchase of equipment and employment of professions for the first time. To bring this mining operation from the drawing boards of operation has at times been quite a challenge, considering substantial efforts has been spent into finding the right mining professionals into obtaining mining license, alignment and support from regional and national government. The Company has successfully managed to overcome the start-up difficulties, brought the first mine into operation and even obtained a Rare Earth Minerals License and Gold Export License.

•
AU MIN AFRICA PTY LTD has been controlled by a small group of individuals, 3 local Indigenous Native Africans from South Africa and 2 Indigenous Native Filipinos from the Philippines with entrepreneurial acumen since incorporation. Their combined investments, expertise, know-how, local experience and good understanding of the political network in Africa will take the Company to its full potential of success and profitability! All operations are spear headed by skilled business and engineering professionals with extensive expert knowledge of the geographical location in which the Company is actively operating.

•
Both Africa and the Philippines were ranked the No.1 and No. 2 Countries, respectively, in the world rich in Gold, Silver, Platinum, Palladium, Precious Gems such as Diamond, Amethyst, Emeralds, etc. plus mining of all other Precious metals and minerals reserves.

VISION, OBJECTIVE, MISSION & COMMITMENT

•
Vision: AU MIN AFRICA PTY LTD is striving to become the Leading Precious Metals and Precious Gems Producer in the world, utilizing state-of-the-art mining technologies to achieve the highest efficiency while preserving the environment and protecting its work force and people

•	Objectives: . The objectives of AU MIN AFRICA PTY LTD are: 1). to explore all mines in parallel with the new mining concessions. Once the current concessions are depleted and if possible the Company will acquire the mining concessions for hard rock mine; 2). to produce the best Return on Investment (ROI); 3). to continuously expand, grow creatively, develop additional

•	cutting edge technology in gold production and extraction of other precious metals; 4). to preserve and protect the host community's environment; 5). to provide sustainable jobs, health care programs, educational incentives and community services to the host community being the Company's social corporate responsibility.

•
Mission: AU MIN AFRICA PTY LTD's missions are: a). to become one of the market leaders in the mining industry by using an environmentally-friendly alternative methods of refining and purifying Gold and other precious metals with regards to engineering, design, construction and operation; b). to introduce a state-of-the-art mining technology that can recover gold up to 99.9999% of pure GOLD for over 35 years thereafter; c). AU MIN AFRICA PTY LTD is committed to contribute to the economic and social prosperity of the African people and its host community; and d). more importantly in the recovery of abundant supply of the most sought after GOLD commodity and of precious gems like Diamond, Amethyst, Emeralds plus recovery of all other precious minerals.

•
Commitment: AU MIN AFRICA PTY LTD is committed to the implementation of sustainable livelihood from the mining explorations, production and profitable primary business of commodities trading such as gold, silver, platinum, gems and all other precious metals and minerals, and utilization of safe to the environment mining technology, to achieve fiscal strength based on the principle of Profit-People-Planet. Management continues to focus on achieving profit, while conducting business with utmost consideration and compassion for people and protection of our planet and the environment.

V. ISSUER’S EQUITY SECURITIES

Pursuant to the provisions of Section 13 of the Companies Act 2008 and Regulations 14 of the Companies Regulations 2011, the CIPC – The Companies and Intellectual Property Commission of the Republic of South Africa, the corporation has amended, altered and modified and pursuant to the corporations’ Provisions of its ByLaws:

EQUITY SECURITIES	PAR AND NOMINAL VALUE	AUTHORIZED SHARES
Common Stocks	$0.100 USD	4,990,000,000
Preferred Stocks 1.Voting Rights only: (Equals to 100 Common Votes per 1 Preferred Share); 2. Non-Convertible to Common Shares	$1.00 USD	10,000,000
TOTAL STOCKS	AUTHORIZED BY THE CORPORATION	5,000,000,000

SECTION 5:  FOUNDING & APPOINTED GOVERNING BOARD OF DIRECTORS AND OFFICERS
Founding Governing Board of Directors & Officers
NAME	TITLE
Lebogang Fredric Makololo	CEO/ Director
Adv Mbogeni Christian Mateta	COO / Director
Mandla Blessing Nhlapo	President /Secretary/ Director
Anthony Persia Galvan	CFO/Treasurer/Director
Ariel Rigon Caleon, Esq.	Comptroller/Chairman